UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Vireo Health International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry Into a Material Definitive Agreement

Arrangement Agreement

On January 31, 2022, Goodness Growth Holdings, Inc. (“Goodness Growth”) entered into an arrangement agreement (the “Arrangement Agreement”) with Verano Cannabis Corp. (“Verano”), pursuant to which, Verano has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding subordinate voting shares of Goodness Growth (“Subordinate Voting Shares”), multiple voting shares of Goodness Growth (“Multiple Voting Shares”) and super voting shares of Goodness Growth (the “Super Voting Shares” and, together with the Subordinate Voting Shares and Multiple Voting Shares, the “Goodness Growth Shares”), pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”).

Consideration

Subject to the terms and conditions set forth in the Arrangement Agreement and Plan of Arrangement, holders of Goodness Growth Shares will receive 0.22652 of a subordinate voting share of Verano (each a “Verano Subordinate Voting Share”), subject to adjustment as described below (the “Exchange Ratio”), for each Subordinate Voting Share held , and 22.652 Verano Subordinate Voting Shares for each Multiple Voting Share and Super Voting Share held, immediately prior to the effective time of the Arrangement (the “Effective Time”) The Arrangement is intended to qualify as a reorganization for U.S. federal income tax purposes.

At the Effective Time, in accordance with the terms of Goodness Growth’s 2019 Company Equity Incentive Plan, the terms of each Goodness Growth option and RSU will be adjusted to entitle the holder to receive, upon exercise, in substitution for the number of Goodness Growth Shares subject to such option or RSU, that number of Verano Shares based on the Exchange Ratio. In accordance with the terms of Goodness Growth’s outstanding warrants, the terms of each Goodness Growth warrant will be adjusted to entitle the holder to receive, upon exercise, in substitution for the number of Goodness Growth Shares subject to such warrant, that number of Verano Shares based on the Exchange Ratio.

Conditions to the Arrangement

The Arrangement is subject to a number of conditions, including the approval by at least (i) 66 2/3% of the holders of the Goodness Growth Shares (“Goodness Growth Shareholders”) represented in person or by proxy at a special meeting of Goodness Growth Shareholders (the “Meeting”), voting together as a single class, and (ii) pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the approval of the majority of the votes cast by the holders of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares, on a class basis, excluding the votes of Goodness Growth Shareholders whose votes are required to be excluded for the purposes of “minority approval” pursuant to MI 61-101. It is a condition to closing in favor of Verano that holders of less than 3% of the outstanding Goodness Growth Shares shall have validly exercised dissent rights with respect to the Arrangement that have not been withdrawn as of the effective date of the Arrangement.

In addition, the Arrangement is subject to approval of the Supreme Court of British Columbia (or any other court with appropriate jurisdiction) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, certain regulatory approvals, including the approval under New York State regulatory requirements and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and New York State regulatory requirements, and other customary conditions of closing. The Arrangement is also conditional upon the approval, subject to customary conditions, of the listing of Verano Subordinate Voting Shares issuable pursuant to the Arrangement on the Canadian Securities Exchange. The Arrangement Agreement may be terminated by mutual written consent of the Verano and Goodness Growth and by either party in certain circumstances as more particularly set forth in the Arrangement Agreement.

Certain Other Terms of the Arrangement Agreement

The Arrangement Agreement includes customary representations, warranties and covenants of Verano and Goodness Growth and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between execution of the Arrangement Agreement and the Effective Time.

The Arrangement Agreement provides for customary non-solicitation covenants, subject to the right of the board of directors of Goodness Growth (the “Board”) to consider and accept a superior proposal (as defined in the Arrangement Agreement), and the right of Verano to match any such proposal within five business days. The Arrangement Agreement also provides for the payment by Goodness Growth to Verano of a $14,875,000 termination fee if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event that (i) the Board withholds, withdraws, modifies or qualifies any of its recommendations or determinations with respect to the special resolution approving the Arrangement; (ii) the Board, in accordance with certain procedures set forth in the Arrangement Agreement, accepts, recommends, approves or enters into an agreement to implement a superior proposal (as defined in the Arrangement Agreement), or (iii) the Arrangement Agreement is terminated in certain circumstances, including in the event the resolution approving the Arrangement is not approved by Goodness Growth Voting Shareholders, the Arrangement is not consummated on or prior to December 31, 2022 (subject to modification by the parties and extension in certain circumstances), and if (x) prior to the date of termination an acquisition proposal meeting certain requirements has been publicly announced or otherwise communicated to Goodness Growth, and (y) within 12 months of the date of such termination the Arrangement is completed or Goodness Growth has entered into a definitive agreement with respect to such transaction and such transaction is later consummated or effected (whether or not within such 12 month period). The Arrangement Agreement also provides for the payment by Verano to Goodness Growth of a $14,875,000 termination fee if the Arrangement Agreement is terminated due to the failure of Verano to fulfill its Interest Funding Obligation (as defined below). In addition, the Arrangement Agreement provides that Goodness Growth shall reimburse Verano for certain transaction expenses up to a maximum of $3,000,000 (“Transaction Expenses”) if the Arrangement Agreement is terminated by Verano in the event that (i) Goodness Growth has an uncured breach of representations, warranties, or covenants the remains uncured for a certain period of time after notice from Verano of such breach or (ii) a material adverse effect occurs on Goodness Growth that is not capable of being cured by December 31, 2022. The Arrangement Agreement also provides for the payment by Verano to Goodness Growth of Goodness Growth’s Transaction Expenses if the Arrangement Agreement is terminated by Goodness Growth in the event that (i) Verano has an uncured breach of representations, warranties, or covenants the remains uncured for a certain period of time after notice from Goodness Growth of such breach or (ii) a material adverse effect occurs on Verano.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Arrangement Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Goodness Growth. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement as of the specific dates therein, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Goodness Growth’s public disclosures.

Voting Support Agreements and Lock-Up Agreement

Pursuant to voting support agreements (the “Voting Support Agreements”), certain Goodness Growth Shareholders holding an aggregate of more than 36.7% of the voting power of the Goodness Growth Shares have entered into the

Voting Support Agreements with Verano, pursuant to which they have agreed to vote in favor of the Arrangement at the Meeting. The Voting Support Agreements terminate in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms. Under the Arrangement Agreement, Goodness Growth has agreed to hold the Meeting no later than May 31, 2022.

In addition, the Chief Executive Officer of Goodness Growth has entered into a lock-up agreement with Verano (the “Lock-Up Agreement”), pursuant to which he has agreed not to transfer any Verano Shares received in connection with the Arrangement for a period of 12 months following the Effective Date. Pursuant to the terms of the Lock-Up Agreement, 20% of the covered securities will be released on the Effective Date and an additional 20% will be released from lock-up every three months thereafter during the 12-month term.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Support Agreement and Lock-Up Agreement, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Credit Agreement

In connection with the Arrangement Agreement, on January 31, 2022, Goodness Growth and certain of its subsidiaries, as borrowers (collectively, “Borrowers”), entered into a Third Amendment to their existing Credit Agreement with Chicago Atlantic Admin, LLC and the lenders party thereto (the “Third Amendment”) providing for delayed draw term loans of up to $55 million (the “Delayed Draw Loans”). Subject to certain conditions to be satisfied prior to the initial funding thereunder, Goodness Growth may borrow a portion of the $55 million for working capital and other general corporate purposes and may borrow the remainder for other specific purposes, including relating to its ongoing expansion in New York. The Delayed Draw Loans have a maturity date of April 30, 2023 with an option to extend another 12 months for an additional fee of $1,375,000. The cash interest rate on the Delayed Draw Loans under the Third Amendment is equal to the U.S. prime rate plus 10.375%, with a minimum required rate of 13.375% per annum, in addition to paid-in-kind interest of 2.75% per annum. Pursuant to the Arrangement Agreement, Verano will reimburse Goodness Growth for all interest expenses related to the Third Amendment in excess of 10% per annum until the earlier of either the Effective Date or termination of the Arrangement Agreement (the “Interest Funding”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Transaction, Goodness Growth will file a management information circular and proxy statement on Schedule 14A containing important information about the Arrangement and related matters. Additionally, Goodness Growth will file other relevant materials in connection with the Arrangement with applicable securities regulatory authorities. Investors and security holders of Goodness Growth are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the Arrangement and the parties to the Arrangement. The Goodness Growth management information circular and proxy statement will be mailed to Goodness Growth shareholders, as well as be accessible on the EDGAR and SEDAR profile of Goodness Growth.

Investors and security holders of Goodness Growth will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Goodness Growth and the Arrangement, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Goodness Growth by going to Goodness Growth’s Investor Relations page on its website at investors.vireohealth.com.

Participants in the Solicitation

Goodness Growth and certain of its respective directors, executive officers, and employees may be deemed to be participants in the solicitation of Goodness Growth proxies in respect of the Arrangement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goodness Growth shareholders in connection with the Arrangement will be set forth in the Goodness Growth management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Goodness Growth proxy solicitation and a description of their direct and indirect interests in the Arrangement, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the Arrangement. Copies of these documents may be obtained, free of charge, from the SEC or Goodness Growth as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This document includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the timing and completion of the Arrangement, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Verano and Goodness Growth’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Goodness Growth’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on EDGAR and with certain Canadian regulators on SEDAR at www.sedar.com and in other periodic reports and filings made by Goodness Growth with the SEC on EDGAR and with such Canadian securities regulators on SEDAR. Although Goodness Growth believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Goodness Growth assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated herein by reference to the extent responsive to Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Goodness Growth anticipates that the Verano securities to be issued to the security holders of Goodness Growth pursuant to the Arrangement will be issued in a transaction exempt from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

The information under Item 1.01 is incorporated herein by reference to the extent responsive to Item 3.03. Under the Arrangement Agreement, Goodness Growth’s ability to pay dividends prior to the closing of the Arrangement is restricted.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement between Verano Holdings Corp. and Goodness Growth Holdings, Inc., dated January 31, 2022
4.1	Form of Voting Support Agreement dated January 31, 2022
4.2	Lock-Up Agreement between Verano Holdings Corp. and Kyle Kingsley, dated January 31, 2022
10.1

Third Amendment to Credit Agreement, dated January 31, 2022, among Goodness Growth Holdings, Inc., the other Borrowers party thereto, the Lenders party thereto, and Chicago Atlantic Admin, LLC as agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.

	By:	/s/ Kyle E. Kingsley
Kyle E. Kingsley
Chief Executive Officer

Dated: February 2, 2022